Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
April, 1998

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8975%


Excess Protection Level
   3 Month Average   5.92%
     April, 1998   6.01%
     March, 1998   6.25%
     February, 1998   5.50%



Cash Yield                                              19.14%


Investor Charge Offs                                     5.22%


Base Rate                                                7.90%


Over 35 Day Delinquency                                  5.58%


Seller's Interest                                       23.91%


Total Payment Rate                                      10.35%


Total Principal Balance                                $4,906,345,724.47


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,173,012,391.1